Financial risk and capital management	12 Months Ended
Dec. 31, 2020
Financial risk and capital management [Abstract]
Disclosure of financial risk and capital management [text block]

5 Financial risk and capital management

General information relevant to financial risks

Equinor's business activities naturally expose Equinor to financial risk. Equinor’s approach to risk management includes assessing and managing risk in activities using a holistic risk approach, by considering relevant correlations at portfolio level between the most important market risks and the natural hedges inherent in Equinor’s portfolio. This approach allows Equinor to reduce the number of risk management transactions and avoid sub-optimisation.

The corporate risk committee, which is headed by the chief financial officer, is responsible Equinor’s Enterprise Risk Management and proposing appropriate measures to adjust risk at the corporate level. This includes assessing Equinor’s financial risk policies.

Financial risks

Equinor’s activities expose Equinor to market risk (including commodity price risk, currency risk, interest rate risk and equity price risk), liquidity risk and credit risk.

Market risk

Equinor operates in the worldwide crude oil, refined products, natural gas, and electricity markets and is exposed to market risks including fluctuations in hydrocarbon prices, foreign currency rates, interest rates, and electricity prices that can affect the revenues and costs of operating, investing and financing. These risks are managed primarily on a short-term basis with a focus on achieving the highest risk-adjusted returns for Equinor within the given mandate. Long-term exposures are managed at the corporate level, while short-term exposures are managed according to trading strategies and mandates. Mandates in the trading organisations within crude oil, refined products, natural gas and electricity are relatively small compared to the total market risk of Equinor.

For more information on sensitivity analysis of market risk see note 25 Financial instruments: fair value measurement and sensitivity analysis of market risk.

Commodity price risk

Equinor’s most important long-term commodity risk (oil and natural gas) is related to future market prices as Equinor´s risk policy is to be exposed to both upside and downside price movements. To manage short-term commodity risk, Equinor enters into commodity-based derivative contracts, including futures, options, over-the-counter (OTC) forward contracts, market swaps and contracts for differences related to crude oil, petroleum products, natural gas and electricity. Equinor’s bilateral gas sales portfolio is exposed to various price indices with a combination of gas price markers.

The term of crude oil and refined oil products derivatives are usually less than one year, and they are traded mainly on the Inter Continental Exchange (ICE) in London, the New York Mercantile Exchange (NYMEX), the OTC Brent market, and crude and refined products swap markets. The term of natural gas and electricity derivatives is usually three years or less, and they are mainly OTC physical forwards and options, NASDAQ OMX Oslo forwards and futures traded on the NYMEX and ICE.

Currency risk

Equinor’s cash flows from operating activities deriving from oil and gas sales, operating expenses and capital expenditures are mainly in USD, but taxes, dividends to shareholders on the Oslo Børs and a share of our operating expenses and capital expenditures are in NOK. Accordingly, Equinor’s currency management is primarily linked to mitigate currency risk related to payments in NOK. This means that Equinor regularly purchases NOK, primarily spot, but also on a forward basis using conventional derivative instruments.

Interest rate risk

Bonds are normally issued at fixed rates in a variety of currencies (among others USD, EUR and GBP). Bonds are normally converted to floating USD bonds by using interest rate and currency swaps. Equinor manages its interest rates exposure on its bond debt based on risk and reward considerations from an enterprise risk management perspective. This means that the fixed/floating mix on interest rate exposure may vary from time to time. For more detailed information about Equinor’s long-term debt portfolio see note 18 Finance debt.

Equity price risk

Equinor’s captive insurance company holds listed equity securities as part of its portfolio. In addition, Equinor holds some other listed and non-listed equities mainly for long-term strategic purposes. By holding these assets, Equinor is exposed to equity price risk, defined as the risk of declining equity prices, which can result in a decline in the carrying value of Equinor’s assets recognised in the balance sheet. The equity price risk in the portfolio held by Equinor’s captive insurance company is managed, with the aim of maintaining a moderate risk profile, through geographical diversification and the use of broad benchmark indexes.

Liquidity risk

Liquidity risk is the risk that Equinor will not be able to meet obligations of financial liabilities when they become due. The purpose of liquidity management is to ensure that Equinor has sufficient funds available at all times to cover its financial obligations.

The main cash outflows include the quarterly dividend payments and Norwegian petroleum tax payments paid six times per year. If the cash flow forecasts indicate that the liquid assets will fall below target levels, new long-term funding will be considered.

Short-term funding needs will normally be covered by the USD 5.0 billion US Commercial paper programme (CP) which is backed by a revolving credit facility of USD 5.0 billion, supported by 21 core banks, maturing in 2022. The facility supports secure access to funding, supported by the best available short-term rating. As at 31 December 2020 the facility has not been drawn.

Equinor raises debt in all major capital markets (USA, Europe and Asia) for long-term funding purposes. The policy is to have a maturity profile with repayments not exceeding 5% of capital employed in any year for the nearest five years. Equinor’s non-current financial liabilities have a weighted average maturity of approximately ten years. Financial markets were volatile in 2020, particular in the first half of the year. Combined with the significant oil price drop and the Covid-19 situation developing rapidly, Equinor decided to issue several bonds.

For more information about Equinor’s non-current financial liabilities, including 2020 bond issuance, see note 18 Finance debt.

The table below shows a maturity profile, based on undiscounted contractual cash flows, for Equinor’s financial liabilities.

	At 31 December
	2020			2019
(in USD million)	Non-derivative financial liabilities	Lease liabilities	Derivative financial liabilities	Non-derivative financial liabilities	Lease liabilities	Derivative financial liabilities

Year 1	13,388	1,220	1,262	13,388	1,210	204
Year 2 and 3	5,528	1,598	75	4,370	1,483	606
Year 4 and 5	6,489	772	264	6,238	673	175
Year 6 to 10	12,401	752	269	8,449	892	479
After 10 years	14,614	162	425	10,567	349	370

Total specified	52,421	4,504	2,294	43,012	4,607	1,835

Credit risk

Credit risk is the risk that Equinor’s customers or counterparties will cause Equinor financial loss by failing to honor their obligations. Credit risk arises from credit exposures with customer accounts receivables as well as from financial investments, derivative financial instruments and deposits with financial institutions.

Prior to entering into transactions with new counterparties, Equinor’s credit policy requires all counterparties to be formally identified and assigned internal credit ratings. The internal credit ratings reflect Equinor’s assessment of the counterparties' credit risk and are based on a quantitative and qualitative analysis of recent financial statements and other relevant business. All counterparties are re-assessed regularly.

Equinor uses risk mitigation tools to reduce or control credit risk both on a counterparty and portfolio level. The main tools include bank and parental guarantees, prepayments and cash collateral.

Equinor has pre-defined limits for the absolute credit risk level allowed at any given time on Equinor’s portfolio as well as maximum credit exposures for individual counterparties. Equinor monitors the portfolio on a regular basis and individual exposures against limits on a daily basis. The total credit exposure of Equinor is geographically diversified among a number of counterparties within the oil and energy sector, as well as larger oil and gas consumers and financial counterparties. The majority of Equinor’s credit exposure is with investment grade counterparties.

The following table contains the carrying amount of Equinor’s financial receivables and derivative financial instruments split by Equinor’s assessment of the counterparty's credit risk. Trade and other receivables include 2% overdue receivables for 30 days and more. The overdue receivables are mainly joint venture receivables pending the settlement of disputed working interest items payable from Equinor’s working interest partners within the Exploration & Production USA – onshore activities. A provision has been recognized for expected credit losses of trade and other receivables using the expected credit loss model. Only non-exchange traded instruments are included in derivative financial instruments.

(in USD million)	Non-current financial receivables	Trade and other receivables	Non-current derivative financial instruments	Current derivative financial instruments

At 31 December 2020
Investment grade, rated A or above	211	1,954	1,850	465
Other investment grade	24	2,288	478	287
Non-investment grade or not rated	262	3,176	148	134

Total financial assets	497	7,418	2,476	886

At 31 December 2019
Investment grade, rated A or above	682	2,089	962	201
Other investment grade1)	80	2,409	358	270
Non-investment grade or not rated1)	296	2,876	44	107

Total financial assets	1,057	7,374	1,365	578

1) Because of an adjusted investment grade classification, the line items Other investment grade and Non-investment grade or not rated has been reclassified for 2019. Under Trade and other receivables, Non-current derivative financial instrument and Current derivative financial instruments, the respective amounts of USD 2,368 million, USD 44 million and USD 98 million has been moved from Other investment grade to Non-investment grade or not rated.

For more information about Trade and other receivables, see note 15 Trade and other receivables.

At 31 December 2020, USD 1,704 million of cash was held as collateral to mitigate a portion of Equinor's credit exposure. At 31 December 2019, USD 585 million was held as collateral. The collateral cash is received as a security to mitigate credit exposure related to positive fair values on interest rate swaps, cross currency swaps and foreign exchange swaps. Cash is called as collateral in accordance with the master agreements with the different counterparties when the positive fair values for the different swap agreements are above an agreed threshold.

Under the terms of various master netting agreements for derivative financial instruments as of 31 December 2020, USD 3,738 million have been offset and USD 387 million presented as liabilities do not meet the criteria for offsetting. At 31 December 2019, USD 1,661 million were offset and USD 603 million was not offset. The collateral received and the amounts not offset from derivative financial instrument liabilities, reduce the credit exposure in the derivative financial instruments presented in the table above as they will offset in a potential default situation for the counterparty. For trade and other receivables subject to similar master netting agreements USD 1,684 million have been offset as of 31 December 2020, and respectively USD 1,309 million as of 31 December 2019.

Capital management

The main objectives of Equinor's capital management policy are to maintain a strong overall financial position and to ensure sufficient financial flexibility. Equinor’s primary focus is on maintaining its credit rating in the A category on a stand alone basis (ignoring uplifts for Norwegian Government ownership). Equinor’s current long-term ratings are AA- with a negative outlook (including one notch uplift) and Aa2 with a negative outlook (including two notch uplift) from S&P and Moody’s, respectively. In order to monitor financial robustness on a day to day basis, a key ratio utilized by Equinor is the non-GAAP metric of “Net interest-bearing debt adjusted (ND) to Capital employed adjusted (CE)”.

	At 31 December
(in USD million)	2020	2019

Net interest-bearing debt adjusted, including lease liabilities (ND1)	20,121	17,219
Net interest-bearing debt adjusted (ND2)	15,716	12,880
Capital employed adjusted, including lease liabilities (CE1)	54,012	58,378
Capital employed adjusted (CE2)	49,608	54,039

Net debt to capital employed adjusted, including lease liabilities (ND1/CE1)	37.3%	29.5%

Net debt to capital employed adjusted (ND2/CE2)	31.7%	23.8%

ND1 is defined as Equinor's interest bearing financial liabilities less cash and cash equivalents and current financial investments, adjusted for collateral deposits and balances held by Equinor's captive insurance company (amounting to USD 627 million and USD 791 million for 2020 and 2019, respectively). CE1 is defined as Equinor's total equity (including non-controlling interests) and ND1. ND2 is defined as ND1 adjusted for lease liabilities (amounting to USD 4,405 million and USD 4,339 million for 2020 and 2019, respectively). CE2 is defined as Equinor's total equity (including non-controlling interests) and ND2.